                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                  TVIA, INC.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

             California                                    94-3175152
-----------------------------------------   ------------------------------------
(State of incorporation or organization)    (I.R.S. Employer Identification No.)

                   4001 Burton Drive, Santa Clara, CA 95054
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:

                                                 Name of each exchange on which
  Title of each class to be so registered        each class is to be registered
--------------------------------------------     -------------------------------
                None                                           None


     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

     Securities Act registration statement file number to which this form relates: 333-34024

     Securities to be registered pursuant to Section 12(g) of the Act:

                      Common Stock, no par value per share
                      ------------------------------------
                                (Title of class)

Item 1.    Description of Registrant's Securities to be Registered.
           -------------------------------------------------------

     In response to this item, incorporated by reference is the description of the Common Stock, no par value per share (the "Common Stock"), of Tvia, Inc. (the "Registrant") contained under the caption "Description of Capital Stock" in the Prospectus (Subject to Completion) dated April 4, 2000 that forms a part of the Registrant's Registration Statement on Form S-1 (the "Registration Statement") (File No. 333-34024).

Item 2.    Exhibits.
           --------

     The following exhibits are filed as a part of this Registration Statement:

     Exhibit
     Number        Description of Document
     ------        -----------------------

     3.1*        Articles of Incorporation.

     3.2**       Bylaws of the Registrant.

     3.3*** Form of Amended and Restated Certificate of Incorporation to be effective upon completion of this offering.

     3.4**** Form of Amended and Restated Bylaws of the Registrant to be effective upon completion of this offering.

     4.1*****    Form of Common Stock Certificate.


*      Incorporated by reference to Exhibit 3.1 to the Form S-1 Registration
       Statement.
** Incorporated by reference to Exhibit 3.2 to the Form S-1 Registration Statement.
*** Incorporated by reference to Exhibit 3.3 to the Form S-1 Registration Statement.
**** Incorporated by reference to Exhibit 3.4 to the Form S-1 Registration Statement.
***** Incorporated by reference to Exhibit 4.1 to the Form S-1 Registration Statement.

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  May 1, 2000              Tvia, Inc.


                                By:        /s/ Kenny Liu
                                   ---------------------------------
                                   Kenny Liu, Chief Executive Officer

                               INDEX TO EXHIBITS
                               -----------------


     3.1*      Articles of Incorporation.

     3.2**     Bylaws of the Registrant.

     3.3*** Form of Amended and Restated Certificate of Incorporation to be effective upon completion of this offering.

     3.4**** Form of Amended and Restated Bylaws of the Registrant to be effective upon completion of this offering.

     4.1*****  Form of Common Stock Certificate.


*        Incorporated by reference to Exhibit 3.1 to the Form S-1
         Registration Statement.
** Incorporated by reference to Exhibit 3.2 to the Form S-1 Registration Statement.
*** Incorporated by reference to Exhibit 3.3 to the Form S-1 Registration Statement.
**** Incorporated by reference to Exhibit 3.4 to the Form S-1 Registration Statement.
***** Incorporated by reference to Exhibit 4.1 to the Form S-1 Registration Statement.


                                      -3-